LS OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
August 31, 2020 (Unaudited)

COMMON STOCKS - LONG - DOMESTIC — 76.10%	Shares	Fair Value

Consumer Discretionary — 1.99%
eBay, Inc.(a)	17,250	$944,955
Home Depot, Inc. (The)(a)	4,240	1,208,570
		2,153,525
Consumer Staples — 7.01%
Church & Dwight Co., Inc.(a)	20,600	1,974,098
Coca-Cola Co. (The)(a)	19,100	946,023
Colgate-Palmolive Co.(a)	15,550	1,232,493
J.M. Smucker Co. (The)(a)	5,450	654,981
Mondelez International, Inc., Class A(a)	26,400	1,542,288
Procter & Gamble Co. (The)	8,860	1,225,604
		7,575,487
Energy — 1.37%
Parsley Energy, Inc., Class A	65,800	707,350
Schlumberger Ltd.	40,850	776,559
		1,483,909
Financials — 42.27%
Aflac, Inc.(a)	64,550	2,344,456
Alleghany Corp.(a)	6,321	3,505,374
Arthur J Gallagher & Co.(a)	30,300	3,190,590
Berkshire Hathaway, Inc., Class B(a) (b)	38,780	8,455,589
Brown & Brown, Inc.(a)	77,450	3,593,679
Cboe Global Markets, Inc.(a)	13,950	1,280,471
Comerica, Inc.	16,200	640,386
First Horizon National Corp.	140,108	1,338,031
Globe Life, Inc. (a)	23,800	1,963,024
Hanover Insurance Group, Inc. (The)	15,100	1,547,599
JPMorgan Chase & Co.	18,450	1,848,506
KeyCorp	77,750	957,880
Marsh & McLennan Cos., Inc.	10,750	1,235,283
Mercury General Corp.(a)	24,300	1,086,939
PJT Partners, Inc., Class A(a)	14,400	852,192
PNC Financial Services Group, Inc. (The)(a)	24,860	2,764,431
Primerica, Inc.(a)	9,650	1,204,803
Progressive Corp. (The)(a)	32,100	3,050,784
Selective Insurance Group, Inc.(a)	22,050	1,318,811

See accompanying notes which are an integral part of these schedule of investments.

U.S. Bancorp (a)	59,100	2,151,240
Voya Financial, Inc.(a)	26,350	1,367,829
		45,697,897
Health Care — 5.95%
Abbott Laboratories(a)	8,800	963,336
Cigna Corp.	6,380	1,131,620
Haemonetics Corp.(b)	12,100	1,084,886
Johnson & Johnson(a)	7,220	1,107,620
Merck & Co., Inc.(a)	25,200	2,148,804
		6,436,266
Industrials — 3.88%
Carrier Global Corp.(a)	8,960	267,456
Eaton Corp. PLC(a)	12,250	1,250,725
General Dynamics Corp.	7,740	1,155,969
Otis Worldwide Corp.(a)	9,480	596,292
Raytheon Technologies Corp.(a)	15,110	921,710
		4,192,152
Materials — 1.88%
Newmont Goldcorp Corp.	9,000	605,520
PPG Industries, Inc.	11,850	1,426,740
		2,032,260
Real Estate — 0.78%
Howard Hughes Corp. (The)(b)	14,370	849,411

Technology — 10.97%
FLIR Systems, Inc.(a)	43,900	1,619,910
Leidos Holdings, Inc.(a)	17,550	1,588,099
MasterCard, Inc., Class A	4,410	1,579,618
Microsoft Corp.(a)	6,890	1,553,902
Oracle Corp.(a)	20,000	1,144,400
Paychex, Inc.(a)	12,200	932,934
PayPal Holdings, Inc.(a) (b)	4,835	987,017
Science Applications International Corp.(a)	8,250	688,545
Visa, Inc., Class A	6,600	1,399,134
Xilinx, Inc.(a)	3,500	364,560
		11,858,119

Total Common Stocks - Long - Domestic (Cost $74,660,496)		82,279,026

See accompanying notes which are an integral part of these schedule of investments.

COMMON STOCKS - LONG - INTERNATIONAL — 11.58%

Consumer Staples — 2.01%
Nestle S.A.	14,900	1,789,339
Swedish Match AB	5,050	383,313
		2,172,652
Financials — 5.45%
Lancashire Holdings Ltd.	140,050	1,437,428
RenaissanceRe Holdings Ltd.(a)	24,225	4,451,101
		5,888,529
Health Care — 2.17%
Medtronic PLC(a)	15,650	1,681,906
Roche Holding AG	1,900	663,536
		2,345,442
Industrials — 1.15%
Pentair PLC	27,650	1,248,121

Materials — 0.80%
Agnico Eagle Mines Ltd.(a)	10,500	866,250

Total Common Stocks - Long - International (Cost $10,458,855)		12,520,994

EXCHANGE-TRADED FUNDS — 0.97%

Aberdeen Standard Physical Platinum Shares ETF (b)	11,950	1,050,286

Total Exchange-Traded Funds (Cost $1,031,450)		1,050,286

MONEY MARKET FUNDS - 11.06%

Invesco Treasury Portfolio, Institutional Class, 0.02%(c)	11,956,029	11,956,029

Total Money Market Funds (Cost $11,956,029)		11,956,029

Total Investments — 99.71% (Cost $98,106,830)		107,806,335

Other Assets in Excess of Liabilities — 0.29%		308,648

NET ASSETS — 100.00%		$108,114,983

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on August 31, 2020, was $41,102,391.
(b)	Non-income producing security.
(c)	Rate disclosed is the seven day effective yield as of August 31, 2020.

ETF	- Exchange-Traded Fund

See accompanying notes which are an integral part of these schedule of investments.

LS OPPORTUNITY FUND
SCHEDULE OF SECURITIES SOLD SHORT
August 31, 2020 (Unaudited)

EXCHANGE-TRADED FUNDS - (9.14)%	Shares	Fair Value

iShares Russell 1000 Value ETF	(55,000)	$(6,705,049)
iShares Russell 2000 ETF	(8,440)	(1,311,829)
Schwab U.S. Mid-Cap ETF	(21,250)	(1,219,538)
Vanguard S&P 500 ETF	(2,000)	(642,040)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $9,433,888)		(9,878,456)

COMMON STOCKS - SHORT - DOMESTIC - (8.86)%

Consumer Discretionary - (0.32)%
Service Corp. International	(7,450)	(340,093)

Consumer Staples - (3.35)%
Clorox Co. (The)	(5,560)	(1,242,660)
Constellation Brands, Inc., Class A	(1,690)	(311,771)
Kimberly-Clark Corp.	(8,360)	(1,318,874)
Lancaster Colony Corp.	(4,210)	(748,201)
		(3,621,506)
Financials - (3.77)%
Allstate Corp.	(5,750)	(534,750)
American International Group, Inc.	(32,000)	(932,480)
Community Bank System, Inc.	(8,000)	(481,360)
Horace Mann Educators Corp.	(24,300)	(949,158)
Prudential Financial, Inc.	(17,450)	(1,182,587)
		(4,080,335)
Health Care - (1.42)%
Boston Scientific Corp.(a)	(10,650)	(436,863)
HCA Healthcare, Inc.	(2,410)	(327,085)
Stryker Corp.	(3,900)	(772,824)
		(1,536,772)

TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $9,780,527)		(9,578,706)

COMMON STOCKS - SHORT - INTERNATIONAL - (7.21)%

Financials - (7.21)%
Aon PLC, Class A	(8,800)	(1,759,912)
Bank of Montreal	(10,000)	(634,748)
Bank of Nova Scotia (The)	(13,150)	(568,394)
Canadian Imperial Bank of Commerce	(13,450)	(1,068,046)
Commonwealth Bank of Australia	(31,855)	(1,604,144)
Muenchener Rueckversicherungs-Gesellshaft AG	(3,890)	(1,121,705)
Swiss Re AG	(12,950)	(1,040,596)

TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $7,445,572)		(7,797,545)

TOTAL SECURITIES SOLD SHORT - (25.21)% (Proceeds Received $26,659,987)		$(27,254,707)

(a)	Non-dividend expense producing security.

ETF	- Exchange-Traded Fund

See accompanying notes which are an integral part of these schedule of securities sold short.

At August 31, 2020, the cost and net unrealized appreciation (depreciation) of investments for federal tax purposes were as follows:

Gross unrealized appreciation	$12,832,131
Gross unrealized depreciation	(4,091,615)
Net unrealized appreciation	$8,740,516
Tax cost of investments and securities sold short	$71,811,112

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and return of capital distributions from underlying investments.

LS Opportunity Fund

Notes to the Schedule of Investments

August 31, 2020

(Unaudited)

The LS Opportunity Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-dividend date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Short Sales - The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees (the “Board”), or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. The amount of restricted cash held at the broker as collateral for securities sold short was $27,700,918 as of August 31, 2020.

Dividend expenses on securities sold short and borrowing costs are not covered under the Long Short Advisors, LLC (the “Adviser”) expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

LS Opportunity Fund

Notes to the Schedule of Investments – continued

August 31, 2020

(Unaudited)

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward foreign currency exchange contracts, to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

LS Opportunity Fund

Notes to the Schedule of Investments – continued

August 31, 2020

(Unaudited)

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in money market mutual funds are generally priced at net asset value (“NAV”). These securities are categorized as Level 1 securities.

Option contracts in which the Fund invests are generally traded on an exchange. Exchange-traded options on securities and indexes purchased or sold by a Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, options are valued at the most recent bid price. If there is no such reported bid on the valuation date, options are valued at the most recent ask price. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by and subject to review by the Board. These securities will generally be categorized as Level 2 securities.

In accordance with the Valued Advisers Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

LS Opportunity Fund

Notes to the Schedule of Investments – continued

August 31, 2020

(Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks Domestic (a)	$82,279,026	$-	$-	$82,279,026
Common Stocks International (a)	12,520,994	-	-	12,520,994
Exchange-Traded Funds	1,050,286	-	-	1,050,286
Money Market Funds	11,956,029	-	-	11,956,029
Total	$107,806,335	$-	$-	$107,806,335

(a)	Please refer to the Schedule of Investments for sector classifications.

		Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$(9,878,456)	$-	$-	$(9,878,456)
Common Stocks Domestic (b)	(9,578,706)	-	-	(9,578,706)
Common Stocks International (b)	(7,797,545)	-	-	(7,797,545)
Total	$(27,254,707)	$-	$-	$(27,254,707)

(b)	Please refer to the Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period in which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.